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                                                      Exhibit Index is on Page 5



                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  February 4, 1997
                       ---------------------------------
                       (Date of earliest event reported)



                           PRIMEX TECHNOLOGIES, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

     Virginia                      0-28942                 06-1458069
-----------------                -----------             --------------
(State or Other                  (Commission             (IRS Employer
Jurisdiction of                     File                 Identification
Organization)                      Number)                  Number)


             10101 Ninth Street North
             St. Petersburg, Florida                       33716-3807
     ----------------------------------------              ----------
     (Address of Principal Executive Offices)              (Zip Code)


                                (813) 578-8100
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
            -------------------------------------------------------
            (Former Name or Address, If Changed Since Last Report)
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     Item 4.  Changes in Registrant's Certifying Accountant


               On February 4, 1997, Primex Technologies, Inc. ("Primex"), based on the recommendation of the Audit Committee of the Primex Board of Directors, retained Ernst & Young LLP ("Ernst & Young") to serve as independent accountants for Primex and its subsidiaries for periods ending after December 31, 1996. KPMG Peat Marwick LLP ("Peat Marwick"), which will complete the audit of Primex's financial statements for 1996, terminated its engagement for future periods. No Peat Marwick report on the financial statements of Primex for the past two years contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim period, there has been no disagreement between Primex and Peat Marwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

               During the two most recent fiscal years and the subsequent interim period prior to engaging Ernst & Young, Primex (or someone on its behalf) did not consult Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Primex's financial statements.
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Item 7.        Financial Statements and Exhibits

     c.        Exhibits

               Ex - 16 Letter from KPMG Peat Marwick LLP dated February 7, 1997.
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                                                                               4


                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PRIMEX TECHNOLOGIES, INC.

                                    by  /s/ George H. Pain
                                        --------------------------------
                                                  George H. Pain
                                              Vice President, General
                                              Counsel and Secretary


     Date:  February 10, 1997
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                                                                               5


                                 Exhibit Index


  Exhibit No.              Exhibit               Page No.
-------------  --------------------------------  --------

16             Letter from KPMG Peat Marwick         6
               LLP dated February 7, 1997.